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                                                                   Exhibit 10.22

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                        PACKAGING CORPORATION OF AMERICA


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                              AMENDED AND RESTATED

                    1999 MANAGEMENT EQUITY COMPENSATION PLAN













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                                TABLE OF CONTENTS

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                                                                                                               PAGE
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1.       TITLE AND PURPOSE........................................................................................1

2.       ADMINISTRATION...........................................................................................1

3.       SHARES RESERVED FOR THIS PLAN............................................................................1

4.       ISSUANCE OF COMMON STOCK AND OPTIONS.....................................................................2

5.       LIMITATION ON ISSUANCE OF SHARES.........................................................................2

6.       OPTIONS..................................................................................................2
         (a)      POWER TO GRANT OPTIONS..........................................................................2
         (b)      OPTION PRICE....................................................................................2
         (c)      OPTION TERM.....................................................................................3
         (d)      TERMINATION OF EMPLOYMENT.......................................................................3
         (e)      DEATH OR DISABILITY OF OPTION HOLDER............................................................3
         (f)      EXERCISE PROCEDURES.............................................................................3
         (g)      CONDITIONS AND LIMITATIONS ON EXERCISE OF OPTIONS...............................................4

7.       ADDITIONAL PROVISIONS....................................................................................4
         (a)      LISTING, REGISTRATION AND COMPLIANCE WITH LAWS AND REGULATIONS..................................4
         (b)      NON-TRANSFERABILITY.............................................................................4
         (c)      TAXES...........................................................................................4
         (d)      NO RIGHT TO EMPLOYMENT CONFERRED................................................................5

8.       AMENDMENT................................................................................................5

9.       TERMINATION..............................................................................................5

10.      FINANCIAL STATEMENTS.....................................................................................5

11.      DEFINITIONS..............................................................................................5

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                        PACKAGING CORPORATION OF AMERICA
                              AMENDED AND RESTATED
                    1999 MANAGEMENT EQUITY COMPENSATION PLAN

         1. TITLE AND PURPOSE. This plan shall be known as the Packaging Corporation of America 1999 Management Equity Compensation Plan (as amended, supplemented or restated from time to time, this "PLAN"). This Plan is intended to promote the long-term growth and profitability of Packaging Corporation of America, a Delaware corporation, by providing those persons who are involved in its management and growth an opportunity to acquire an ownership interest in the Company, thereby encouraging such persons to contribute to and participate in the success of the Company and to remain in its employ. The purpose of this Plan is to enable the Company to compensate and/or provide incentives to Participants (defined below) in carrying out their duties or providing services to the Company. Under this Plan, the Company may issue shares of Common Stock and/or options to purchase Common Stock ("OPTIONS") to eligible employees, directors and officers of, and consultants and advisors to, the Company or its Subsidiaries as may be selected and approved from time to time by the Board ("PARTICIPANTS"). This Plan was approved by the stockholders of the Company and adopted by the Board on May 4, 1999 and amended and restated on June 1, 1999. Capitalized terms used and not otherwise defined herein have the meanings indicated for such terms in SECTION 11 of this Plan.

         2. ADMINISTRATION. This Plan shall be administered by the Board. The Board shall have full power to (a) construe and interpret this Plan and the Management Equity Agreement (as defined in SECTION 4 below), (b) to establish and amend rules for the administration of this Plan, (c) to issue Common Stock and/or Options under this Plan, (d) to correct any defect or omission and to reconcile any inconsistency in this Plan or in the Management Equity Agreement to the extent the Board deems desirable to carry into effect this Plan or the terms of the Management Equity Agreement, (d) to determine who is eligible to be a Participant hereunder, and (f) to delegate certain duties of the Board hereunder to one or more agents to assist in the administration of this Plan. The Board may act by a majority of a quorum present at a meeting or by an instrument executed by a majority of its members except as otherwise may be expressly required by Section 3.6 of the Stockholders Agreement, by and among Tenneco Packaging Inc., PCA Holdings LLC and the Company, dated April 12, 1999 (the "STOCKHOLDERS AGREEMENT") so long as the applicable provision of such Section is effective and enforceable against the parties thereto and has not terminated or expired (whether by its terms, by agreement of the parties thereto or by operation of law). All actions taken and decisions made by the Board pursuant to this Plan shall be binding and conclusive on all persons interested in this Plan.

         3. SHARES RESERVED FOR THIS PLAN. An aggregate of 44,943 shares of Common Stock shall be reserved for issuance pursuant to this Plan (as may be adjusted pursuant to the following sentence, "SHARES"), 29,893 of which Shares shall be reserved for issuance upon exercise of Options issued pursuant to this Plan. In order to prevent the dilution or enlargement of rights of Common Stock issued or sold under this Plan generally, in the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation or other change in the Common Stock, the Board shall make appropriate changes in the number and type of shares of Common Stock


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authorized by this Plan, the number and type of shares of Common Stock covered by outstanding Options and the prices specified therein.

         4. ISSUANCE OF COMMON STOCK AND OPTIONS. All issuances of Common Stock and Options pursuant to this Plan shall be pursuant to and in accordance with a written agreement between the Company and the Participants expressly issuing or granting such Common Stock or Options and containing the terms of such Common Stock or Options (the "MANAGEMENT EQUITY AGREEMENT") and no Participant shall have any rights under or in respect of any Common Stock or Option issued under this Plan unless and until such Participant has executed and delivered the Management Equity Agreement. The Management Equity Agreement shall provide, among other things, the Company (and such other persons as the Company shall designate) the right to repurchase from such Participant all of his or her Shares upon the termination of such Participant's employment with the Company and its Subsidiaries for any reason and such additional terms and conditions as approved by the Board. If any Shares are repurchased by the Company, such Shares shall again be available for reissuance under this Plan. Similarly, if any Options expire unexercised or unpaid or are canceled, terminated or forfeited in any manner without the issuance of Shares thereunder, such Shares shall again be available under this Plan. Shares to be sold hereunder or issued upon the exercise of Options granted hereunder may be either authorized and unissued shares, treasury shares or a combination thereof, as the Board shall determine. Shares issued under this Plan shall be issued for a purchase price to be determined by the Board; provided that the purchase price shall be 100% of the fair value of the Common Stock at the time the person is granted the right to purchase Shares hereunder.

         5. LIMITATION ON ISSUANCE OF SHARES. The Company may not issue or sell securities pursuant to this Plan in any twelve-month period which, as of the date of such issuance or sale, in the aggregate exceed THE GREATER OF (i) 15% of the Company's total assets as of the then most recently completed fiscal year of the Company, AND (ii) 15% of the Common Stock outstanding on a fully-diluted basis.

         6.   OPTIONS.

              (a) POWER TO GRANT OPTIONS. Options to be granted under this Plan may be in any form consistent with this Plan as the Board may determine. Options granted pursuant to this Plan may either be "incentive stock options" within the meaning of Section 422A of the Code or any successor provision (an "INCENTIVE STOCK OPTION") or non-qualified stock options, as the Board may determine in its sole discretion. Each Option granted under this Plan shall state whether or not it is an Incentive Stock Option; provided that any Option granted under this Plan that does not expressly state that it is an Incentive Stock Option shall not be deemed to be an Incentive Stock Option. All Options granted under this Plan shall be subject to such terms and conditions set forth in this Plan and the Management Equity Agreement.

              (b) OPTION PRICE. The Option price per Share shall be fixed by the Board, but shall be 100% of the fair market value of a share of Common Stock on the date of grant; provided that if an Incentive Stock Option is granted to a person who at the time such Incentive Stock Option


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is granted owns capital stock of the Company representing over 10% of the total voting power of all classes of the Company's capital stock, the Incentive Stock Option price per Share shall be fixed by the Board at not less than 110% of the fair market value of a share of Common Stock on the date of grant.

              (c) OPTION TERM. Except as otherwise provided in the Management Equity Agreement, Options issued pursuant to this Plan shall become exercisable in five equal annual installments beginning on the first anniversary of the date on which such Options are granted. Except as otherwise provided in SECTIONS 6(d) or 6(e) hereof or in the Management Equity Agreement, the right of any holder of an Option granted hereunder to exercise such Option shall terminate upon the earlier of (i) such holder's Employment Termination Date and (ii) the Expiration Date of the Option.

              (d) TERMINATION OF EMPLOYMENT. Any Option shall be exercisable only during the holder's employment by the Company or any of its Subsidiaries, except that an Option may be exercisable for a period of up to 90 days after the termination of such holder's employment for any reason other than a termination by the Company for cause. An Option may be so exercised within 90 days after the termination of a holder's employment with the Company or any of its Subsidiaries (i) only to the extent that the holder was entitled to do so on such holder's Employment Termination Date and (ii) only to the extent that the Option would not have expired had the holder continued to be employed by the Company or any of its Subsidiaries. The Board may, in its discretion, determine that an authorized leave of absence shall be deemed to satisfy this Plan's employment requirements.

              (e) DEATH OR DISABILITY OF OPTION HOLDER. Upon the death or permanent disability of the holder of an Option granted under this Plan, the right to exercise all unexpired installments of such Option shall remain exercisable for a period of up to six months following the death or permanent disability of such Option holder.

              (f) EXERCISE PROCEDURES. Each Option granted under this Plan shall be exercised by written notice of the holder thereof to the Company (to the attention of the Chief Executive Officer or Secretary) in the manner provided by the Management Equity Agreement. Any holder of any Option shall be required, as a condition precedent to such holder's right to exercise such Option at such person's expense, to supply the Board with such evidence, representations, agreements or assurances (including but not limited to opinions of counsel satisfactory to the Board) as the Board then may deem necessary or desirable in order to establish to the satisfaction of the Board the right of such person to exercise such Option, and the propriety of the sale of securities by reason of such exercise under the Securities Act and any other laws or requirements of any governmental authority specified by the Board, and the Company shall not be obligated to issue any Shares subject to such Option until all evidence, representation, agreements and assurances required by the Board shall have been supplied and reviewed by the Board and are in a form and of substance satisfactory to the Company's counsel. No Option holder shall have any rights as a stockholder with respect to Shares issuable under any Option granted under this Plan until and unless such Shares are issued and delivered to such Option holder. The purchase price paid upon the exercise of any Option granted


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under this Plan shall be added to the general funds of the Company and may be used for any proper corporate purpose.

              (g) CONDITIONS AND LIMITATIONS ON EXERCISE OF OPTIONS. Options may be made exercisable in one or more installments upon the happening of certain events, upon the passage of a specified period of time or upon the fulfillment of a condition, as the Board shall decide in each case when the Option is granted. If an Option is intended to be an Incentive Stock Option, the aggregate fair market value on the date of grant of the Common Stock with respect to which such Option, and all other Incentive Stock Options granted to the same person by the Company and any parent and subsidiary corporations, is exercisable for the first time during any calendar year shall not exceed $100,000.

         7.   ADDITIONAL PROVISIONS.

              (a) LISTING, REGISTRATION AND COMPLIANCE WITH LAWS AND REGULATIONS. All Common Stock and/or Options issued pursuant to this Plan shall be subject to the requirement that if at any time the Board shall determine, in its discretion, that the listing, registration or qualification upon any securities exchange or under any state or federal securities or other law or regulation of such Common Stock or any Shares subject to such Option or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to or in connection with the issuance hereunder of such Common Stock or the issuance or exercise of such Options, no such Common Stock or Option may be issued or exercised (as the case may be) unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board. The recipient of such Common Stock or Option will supply the Company with such certificates, representations and information as the Company shall request and shall otherwise cooperate with the Company in obtaining such listing, registration, qualification, consent or approval. In the case of officers and other persons subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, the Board may at any time impose any limitations upon the exercise of an Option that, in the Board's discretion, are necessary or desirable in order to comply with such Section 16(b) and the rules and regulations thereunder. If the Company, as part of an offering of securities or otherwise, finds it desirable because of federal or state regulatory requirements to reduce the period during which any Options may be exercised, the Board may, in its discretion and without the holders' consent, so reduce such period on not less than 10 days' written notice to the holders thereof. Nothing contained herein shall obligate the Company to register any Common Stock or other securities under any federal or state securities laws.

              (b) NON-TRANSFERABILITY. Except as otherwise provided under the Management Equity Agreement, Common Stock or Options issued under this Plan may not be transferred other than by will or the laws of descent and distribution and, during the lifetime of the person to whom they are granted, Options may be exercised only by such person (or his guardian or legal representative).

              (c) TAXES. The Company shall be entitled, if necessary or desirable, to withhold (or secure payment from this Plan participant in lieu of withholding) the amount of any withholding


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or other tax due with respect to any amount payable and/or shares issuable under this Plan, and the Company may defer such payment or issuance unless indemnified to its satisfaction.

              (d) NO RIGHT TO EMPLOYMENT CONFERRED. Nothing in this Plan or (in the absence of an express provision to the contrary) in the Management Equity Agreement shall confer on any person any right to continue in the employment of the Company or interfere in any way with the right of the Company to terminate such person's employment at any time.

         8. AMENDMENT. At any time the Board may make such additions or amendments as it deems advisable under this Plan, except that it may not, without further approval by the Company's stockholders and the requisite approval of the Company's board of directors, (a) increase the maximum number of shares of Common Stock issued hereunder or issuable upon the exercise of Options issued hereunder, except pursuant to SECTION 3 above, (b) extend the term of this Plan, (c) change the class of employees to whom shares of Common Stock may be sold or to Options may be granted under this Plan.

         9. TERMINATION. The Board shall have the right and power to terminate this Plan at any time. If is not earlier terminated by the Board, this Plan shall terminate on June 1, 2009. No securities shall be issued under this Plan after this Plan's termination, but the termination of this Plan shall not have any other effect, and any Option outstanding at the time of this Plan's termination may be exercised after such termination to the same extent such Option would have been exercisable had this Plan not been terminated.

         10. FINANCIAL STATEMENTS. Upon the reasonable request to the Chief Executive Officer or the Board of any Participant then holding Common Stock or Options issued hereunder, the Company will provide or make available for inspection by such Participant copies of the annual audited financial statements of the Company.

         11.  DEFINITIONS.

              (a) "BOARD" means the Company's Board of Directors or such committee of two or more persons selected by the Board to administer this Plan to whom the Board has delegated its powers hereunder.

              (b) "CODE" shall mean the Internal Revenue Code of 1986, as it may be amended from time to time.

              (c) "COMMON STOCK" means the Common Stock, par value $.01 per share, of the Company, and shall include such shares which are substituted for shares of the Company's Common Stock pursuant to SECTION 3.

              (d) "COMPANY" as applied as of any given time shall mean Packaging Corporation of America, a Delaware corporation, except that if prior to the given time any corporation or other entity shall have acquired all or a substantial part of the assets of the Company (as herein defined),


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and shall have agreed to assume the obligations of the Company under this
Plan, then such corporation or other entity shall be deemed to be the Company at the given time.

              (e) "EMPLOYMENT TERMINATION DATE" as applied to the holder of any Shares or Options granted under this Plan means the first date on which such holder shall not be employed by the Company for any reason (including but not limited to voluntary termination of employment, involuntary termination of employment, retirement, disability or death). The Board may specify in the Management Equity Agreement (or if not so specified, shall determine) whether an authorized leave of absence or absence on military or government service or absence for any other reason shall constitute a termination of employment for the purposes of this Plan.

              (f) "EXPIRATION DATE" as applied to any Option granted under this Plan means the date specified in the Management Equity Agreement as the Expiration Date of such Option; provided that in no event may the Expiration Date occur later than the day prior to the tenth anniversary of the date of grant of such Option. If no Expiration Date shall be specified in the Management Equity Agreement, then the Expiration Date of such Option shall be the day prior to the tenth anniversary of the date of grant of such Option.

              (g) "INCENTIVE STOCK OPTIONS" means "incentive stock options" within the meaning of Section 422A of the Code.

              (h) "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time.

              (i) "SUBSIDIARY" means any corporation in which the Company owns, directly or indirectly, stock possessing 50% or more of the total combined voting power.


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